UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 6, 2017

Orion Financial Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-185146	45-4924646
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

99 South Almaden Blvd. Suite 600

San Jose, CA 95113

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 402 1573

(ISSUER TELEPHONE NUMBER)

 Mishol Hadkalim 14, Ramat, Jerusalem, Israel 90900

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Resignation of Independent Registered Public Accounting Firm.

On September 6, 2017, Debra L. Lindaman of DLL CPAs, LLC ("DLL") notified the Company that she was winding down her PCAOB firm for SEC audits. As a result, she resigned as the Company’s independent registered public accounting firm of the Company. From August 10, 2017 (date of engagement) through to the date of this Current Report on Form 8-K, (1) there were no disagreements with DLL on any matter of accounting principles or practices, financial statement disclosure, or procedure, which, if not resolved to the satisfaction of DLL, would have caused DLL to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DLL with a copy of this Current Report on Form 8-K and requested that DLL furnish the Company with a letter addressed to the US Securities and Exchange Commission stating whether it agrees with the statements contained herein. The letter known as Exhibit 16.1 has been filed with this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On September 6, 2017, the Company engaged Michael Gillespie & Associates, PLLC. ("Gillespie") as our new independent principal accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the two most recent fiscal years ended December 31, 2015 and December 31, 2016 and during the subsequent interim period from January 1, 2017 through September 6, 2017, neither the Company nor anyone on its behalf consulted Gillespie regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Gillespie concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document	Location
16.1	Letter from DLL CPAs, LLC, dated September 6, 2017, to the Securities and Exchange Commission.	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Financial Group, Inc.

By: /s/ Jae Yoon Chung

Jae Yoon Chung

President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director

Date: September 8, 2017

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